UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2025

FALCON’S BEYOND GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41833

92-0261853

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1768 Park Center Drive

Orlando, FL 32835

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (407) 909-9350

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which Registered
Class A common stock, par value $0.0001 per share	FBYD	The Nasdaq Stock Market LLC

Warrants exchangeable for 0.25 shares of Class A common stock on October 6, 2028	FBYDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On August 13, 2025, Falcon’s Beyond Global, Inc. (the “Company”) announced that the Company has entered into an agreement with New Murabba Development Company (“NMDC”). Such announcement is attached to this Current Report on Form 8-K (this “Current Report”) as Exhibit 99.1 and appears on the Company’s investor relations section of its website, which is located at https://investors.falconsbeyond.com. The content of the Company’s website is not incorporated by reference herein and is not a part of this Current Report

The information being furnished in this under this Item 7.01 of this Current Report, including the accompanying Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Information.

On July 22, 2025, Falcon’s Creative Group, LLC (“Falcon’s Creative”), a subsidiary of the Company, was awarded the second phase of the Advisory Services Agreement (the “Services Agreement”) previously entered into between Falcon’s Creative and NMDC pursuant to which, among other things, Falcon’s Creative agreed to provide certain creative and content advisory services as the lead creative advisor for the design and development of The Mukaab, a global icon and modern marvel structure, and its surrounding district. The second phase award results in additional contract value of up to approximately SAR104,400,000 million (approximately US$28 million) for additional services. Amounts payable under the Services Agreement will be paid monthly in exchange for the services provided by Falcon’s Creative based upon agreed rates, with invoices submitted to NMDC for its review, acceptance and payment within 30 days of receipt. The second phase of the Services Agreement has an initial term of completion of 365 calendar days from July 22, 2025, or until a later date if Falcon’s Creative is awarded additional services under the Services Agreement. The Services Agreement may be terminated at will by NMDC upon compliance with certain notice periods.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1*	Press Release dated August 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The foregoing exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to
Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2025	FALCON’S BEYOND GLOBAL, INC.

	By:	/s/ Bruce A. Brown
	Name:	Bruce A. Brown
	Title:	Chief Legal Officer and Corporate Secretary